UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 5, 2006

THERMADYNE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22378	74-2482571
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16052 Swingley Ridge Road, Suite 300 Chesterfield, Missouri		63017
(Address of principal executive offices)		(Zip Code)

(636) 728-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.              Entry into a Material Definitive Agreement.

On April 5, 2006, Thermadyne Holdings Corporation (the “Company”), Thermadyne Industries, Inc., their domestic subsidiaries and certain of their foreign subsidiaries (the “Thermadyne Parties”) executed Amendment No. 13 and Agreement to the Second Lien Credit Agreement with Credit Suisse First Boston as Administrative Agent and Collateral Agent (the “Second Lien Facility”). The Second Lien Credit Facility was amended to (i) permit the sale of Tec. Mo. Srl and Tec. Mo. Control Srl (the “TecMo Sale”), and the liquidation of Duxtech Pty Ltd., each of which is a non-core subsidiary of the Company, and (ii) revise the delivery schedule for the Company’s 2006 monthly financial statements.

Also on April 5, 2006, the Thermadyne Parties executed the Twelfth Amendment (together with Amendment No. 13 to the Second Lien Facility, the “Amendments”) to the Second Amended and Restated Credit Agreement with General Electric Capital Corporation as Agent and Lender (the “Amended Credit Agreement”). The Twelfth Amendment to the Amended Credit Agreement (i) permits the TecMo Sale, and the liquidation of Duxtech Pty Ltd., and (ii) revises the delivery schedule for the Company’s 2006 monthly and 2005 annual financial statements.

Pursuant to the terms of the Amendments, the net proceeds of the TecMo Sale will be used to prepay a portion of the Company’s revolving debt.

Copies of Amendment No. 13 to the Second Lien Facility and the Twelfth Amendment to the Amended Credit Agreement are filed as Exhibits 4.1 and 4.2, respectively, to this current report on Form 8-K, and are incorporated herein by reference. The foregoing summary of the terms of the Amendments is qualified in its entirety by reference to Exhibits 4.1 and 4.2 hereto.

Item 2.03.              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 5, 2006, the Company executed the Amendments. The terms of the Amendments are summarized in Item 1.01 to this current report on Form 8-K, which description is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1

Amendment No. 13 to the Second Lien Credit Agreement dated April 5, 2006 among Thermadyne Holdings Corporation, Thermadyne Industries, Inc. and certain of their subsidiaries and Credit Suisse First Boston as Administrative Agent and Collateral Agent

4.2	Twelfth Amendment to the Second Amended and Restated Credit Agreement with General Electric Capital Corporation as Agent and Lender

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 11, 2006

THERMADYNE HOLDINGS CORPORATION

By:	/s/ Patricia S. Williams
Name:	Patricia S. Williams
Title:	General Counsel and Corporate Secretary